SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                               May 13, 2003
______________________________________________________________________________
                    (Date of earliest event reported)


                          Banknorth Group, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


        Maine                       001-31251                   01-0437984
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                              (207) 761-8500
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events and Required Regulation FD Discslosure
           ---------------------------------------------------

     On May 13, 2003, Banknorth Group, Inc. issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated May 13, 2003.
























                                     2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BANKNORTH GROUP, INC.


                              By: /s/ Peter J. Verrill
                                  ---------------------------------
                                  Name:   Peter J. Verrill
                                  Title:  Chief Operating Officer

Date:  May 13, 2003